EXHIBIT 5

                                 Form of Application to be used with the Variable Contract


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          Underwritten by:

          [GRAPHIC OMITTED]
                                                          The        Schwab
          Variable Annuity(TM)

                Distributed by:
                Charles Schwab & Co., Inc.
                PO Box 7806
                San Francisco, CA  94120-7806



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                          FLEXIBLE  PREMIUM  FIXED  AND  VARIABLE  DEFERRED
          ANNUITY APPLICATION

                               Please  complete  and sign  this application
          and return it in the
                               enclosed postage paid envelope.  Please take
          a moment to review
                               the  application   to make sure all sections
          are  completed and
                               you have signed where indicated.

                               Thank You!

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                                                                      Have
          Questions?

          Call Us!

                                                               Schwab
          Annuity Service Center

          1-800-838-0649

                                             6:30am     -      4:00     pm,
          Monday-Friday Pacific Time
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             J434app NY1
             2602(9/96)    (C) 1996  Charles Schwab  & Co., Inc.     Member
          NYSE/SIPC
             All Rights Reserved




          Underwritten by:


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          [GRAPHIC OMITTED]
                                                           The       Schwab
          Variable Annuity(TM)

              Distributed by:
              Charles Schwab & Co., Inc.
              PO Box 7806
              San Francisco, CA  94120-7806

              1. Who will own the annuity? The Owner is the person entitled to all rights under the annuity. If the Owner is a Trust, additional forms may be required and certain restrictions may apply. Call the Schwab Annuity Service Center at
             1-800-838-0649 for assistance.





                 Name (First/Middle/Last)


                 Home Address
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                 City                     State                Zip


             Birth Date                               Male/Female


             Social Security/Tax I.D. Number

             (     )                          (      )
              Daytime Telephone Number        Evening Telephone Number
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              2. Who will be the Joint Owner?  This is optional, and only a spouse may be a
             Joint Owner of this annuity. If this is an IRA, a Joint Owner cannot be named.

                 Name (First/Middle/Last)


                 Home Address


                 City                     State                Zip


             Birth Date                               Male/Female


             Social Security/Tax I.D. Number

             (     )                          (      )
              Daytime Telephone Number        Evening Telephone Number


              3. Primary Annuitant. The Annuitant is the person on whose life the annuity payments are based. The Annuitant must be age 90 or younger. If the Annuitant and the Owner are the same, check the appropriate box below and skip to question #5.

              q    Same as Owner    or     q       The person listed below


                 Name (First/Middle/Last)


                 Home Address


                 City                     State                Zip



             Birth Date                               Male/Female
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             Social Security/Tax I.D. Number

             (     )                          (      )
              Daytime Telephone Number        Evening Telephone Number


              4. Contingent Annuitant. This is optional. The Contingent Annuitant is the person who will become the Annuitant upon the death of the Primary Annuitant.
              The Contingent Annuitant must be age 90 or younger. If the Contingent
             Annuitant and the Owner are the same, check the appropriate box below and skip to question #5.
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              q    Same as Owner    or     q       The person listed below


                 Name (First/Middle/Last)


                 Home Address


                 City                     State                Zip



             Birth Date                               Male/Female



             Social Security/Tax I.D. Number

             (     )                          (      )
              Daytime Telephone Number        Evening Telephone Number


             J434app NY1      2602(9/96)    (C) 1996  Charles Schwab & Co.,
          Inc.
             Member  NYSE/SIPC    All  Rights Reserved              Page  1
          (Continued on Next Page)





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                FLEXIBLE   PREMIUM  FIXED  AND  VARIABLE  DEFERRED  ANNUITY
          APPLICATION (continued)
              5.   Beneficiary(ies).   Who  would you  like to  receive the
          benefits payable upon
             the death of the Owner or Annuitant (as applicable)?   You may
          name a person, a
             trust, a charity,  or other  entity as Beneficiary.   You  may
          name one or more
             Beneficiaries,  indicating  the  percentage  for  each  (whole
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          percentages only).
             If you need additional space, please use a separate sheet.

                 Name  (First/Middle/Last)    Social Security No.
             Birth Date
                 Percentage


                 Name  (First/Middle/Last)    Social Security No.
              Birth Date
                 Percentage


                 Name  (First/Middle/Last)     Social Security No.
              Birth Date
                 Percentage
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             Must = 100%

              6. Citizenship  Status.   Is each  individual  named on  this
          application a citizen
              of the United States?


              q YES                 q NO   If "No" give details below.

             Name(s)           Country of Legal Residence        Country of
          Citizenship

              7. Will this annuity replace a life insurance policy or annuity that you
             currently   own?   State  law requires  that you  provide this
          information  when you
             replace a life insurance or annuity contract with another.



              q YES, this will replace the life insurance policy or annuity listed below.

              q NO, this will NOT replace another life insurance policy or annuity.


             Name of Insurance Company Being Replaced         Policy Number

              8. When would you like periodic withdrawals or annuity payments to begin? If you want payments to begin on a certain date, indicate the month and year. If no date is indicated, annuity payments will begin on the first day of the month of the Annuitant's 91st birthday.


                  I would like  the payments  to begin  on (month)
          (year)
                 q Periodic Withdrawals  OR

          ----------------------
                   -------------
                                                   q Annuity Payments

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              9.  Are you currently a Schwab customer?


               q YES, My account number is .q NO, I am not currently a Schwab customer.

              10. How will you pay for this annuity? Minimum initial contribution is $5,000,
             $2,000 if an IRA, or $1,000 if paid through an Automatic Contribution Plan.
             Subsequent minimum contributions are $500, $100 if paid through an Automatic
             Contribution Plan. To establish an Automatic Contribution Plan, please call the
             Schwab Annuity Service Center for appropriate forms.


                     For non-IRA's:

                q    Check  is attached.    (Make  check  payable to  First
          Great-West Life &
             Annuity Insurance Company)

              q  Transfer $             from my Schwab brokerage account as
          listed in #9 above.
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               q Transfer   the entire  balance  from  my existing  annuity
          or life  insurance
             policy. (Complete enclosed Absolute Assignment/Replacement forms.)

                     For IRA's:

                q  Check is attached for a new IRA for tax year(s):
                     .
             (Make check payable to First Great-West Life & Annuity

          --------------------
                                            Insurance Company.)

                q Transfer funds from my existing IRA annuity or other qualified plan.
             (Complete enclosed IRA rollover/transfer form.)

              11. Compliance Information. The Securities Exchange Act of 1934 requires that we have reasonable grounds to believe, based upon the information provided by you, that your investment selections are suitable given your objectives and financial situation. Please answer the following questions relating to the suitability of your investment choices.



              Overall Investment Objective q Capital Preservation q Income q Growth q
              Speculation Federal Income Tax Bracket q 15% q 28% q 31% or more Annual Income
              q Under   $15,000 q $15,000 to $24,999 q $25,000 to $49,999 q
          $50,000 to $99,999
              q $100,000 or more Liquid Net Worth q Under $15,000 q $15,000 to $49,999 q
              $50,000 to $99,999 q $100,000 or more


             J434app NY1      2602(9/96)    (C) 1996 Charles Schwab &  Co.,
          Inc.
             Member NYSE/SIPC     All Rights  Reserved              Page  2
          (Continued on Next Page)
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                FLEXIBLE   PREMIUM  FIXED  AND  VARIABLE  DEFERRED  ANNUITY
          APPLICATION (continued)
              12. How would you like to allocate your payment? You may either choose one
             investment   option from  the enclosed  list  or combine  your
          payment among several.
             Please  write the name of each  investment   option you choose
          and  indicate  the
             whole percentage of your contribution for each investment option you select.
             This section must be completed for your application to be processed.



             Name of Investment Option
          Allocation %


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                       TOTAL
                    =100%

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              13. Signatures
             q   Please  send me  a  copy of  the Statement  of  Additional
          Information
             to the prospectus.



                   I understand that I am applying for a Flexible Premium Variable and Fixed
                   Deferred Annuity, Contract Form J434 NY, issued by First Great-West Life &
                   Annuity Insurance Company. I declare that all statements made on this application are true to the best of my knowledge and belief. I acknowledge receipt of the prospectus for the variable and fixed annuity contract. I believe the contract is suitable for my retirement and insurance needs. I understand that amounts allocated to a Variable Sub-Account are variable and are not guaranteed as to dollar amount. I further understand that amounts allocated to a Fixed Sub-Account may be subject to a Market Value
                   Adjustment which may result in positive or negative adjustments to amounts payable under the contract.

                   I hereby direct that my instructions to the Schwab Annuity Service Center be honored for transactions unless otherwise notified by me in writing. I understand that telephone calls may be recorded to monitor the quality of service I receive and to verify contract transaction information. If a transfer from my Schwab brokerage account is indicated in Section 10, I authorize  Schwab  to transfer  the amount  specified. I
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          certify under penalty
                   of perjury that the taxpayer identification numbers listed on this application are correct. The Internal Revenue Service does not require
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                   your  consent  to  any   provision  of  this   document
          other  than  the
                   certifications required to avoid backup withholding.


                     Owner's Signature
                 Date


                     Joint Owner's Signature (if applicable)
                 Date




                  For Internal Use Only


                  Do you have reason to believe the annuity applied for will replace any insurance or annuity with us or any other company?

                           q yes        q no
                  Signature (if required)



                          Rep Code                         Source Code
                 Date


             J434app NY1      2602(9/96)    (C) 1996  Charles Schwab & Co.,
          Inc.
             Member NYSE/SIPC   All Rights  Reserved   Page 3 (Continued on
          Next Page)

              FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY APPLICATION (continued)
              Here is a list of the investment options available. You may either choose one investment option from the following list or combine your payment among several.
             Please write on the previous page the name of each investment option you choose and specify the whole percentage of your contribution for each investment option you select. Section 12 must be completed for your application to be processed.



                               VARIABLE SUB-ACCOUNTS

             Investment Objective
             Aggressive Growth
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             International Aggressive Growth



             Growth




             International Growth


             Index

             Growth & Income


             Equity Income


             Balanced/Asset Allocation

             Hard Assets

             High Yield Bond

             Government Bond

             Money Market


             Eligible Investment Options
             SteinRoe Capital Appreciation Fund Janus Aspen Aggressive Growth Portfolio Alger
             American Small Capitalization Portfolio American Century VP Capital Appreciation
             Berger IPT -  Small Company Growth Fund  Strong Discovery Fund
          II

             Montgomery Variable Series: International Small Cap Fund Lexington Emerging Markets Fund


             Montgomery Variable Series:  Growth Fund
             Schwab Asset Director - High Growth Portfolio
             Janus Aspen Growth Portfolio
             Alger American Growth Fund
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             Janus Aspen Worldwide Growth Portfolio
             American Century VP International

             Schwab S & P 500 Portfolio

             SAFECO RST Equity Portfolio
             Federated American Leaders Fund II

             Federated Utility Fund II
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             INVESCO VIF - Industrial Income Portfolio

             INVESCO VIF - Total Return Portfolio

             Van Eck Worldwide Hard Assets Fund

             INVESCO VIF - High Yield Portfolio

             Federated Fund for U.S. Government Securities II

             Schwab Money Market Portfolio







                                       Fixed Sub-Accounts

             Investment Objective


             Fixed Sub-Account chosen for specified time intervals, subject to Market Value
              Adjustment
             Eligible Guarantee Periods



             Guarantee Period Fund - 1 Year Guarantee Period Fund - 2 Years Guarantee Period
             Fund - 3 Years Guarantee Period Fund - 4 Years Guarantee Period Fund - 5 Years
             Guarantee Period Fund - 6 Years Guarantee Period Fund - 7 Years Guarantee Period
             Fund - 8 Years Guarantee Period Fund - 9 Years Guarantee Period Fund - 10 Years

             J434app NY1           2664(9/96)     (C) 1996 Charles Schwab &
          Co., Inc
             Member NYSE/SIPC   All Rights Reserved           Page 4
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